SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              JULY 20, 2005
                                                              -------------


                           WESTELL TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)


          DELAWARE                  0-27266                 36-3154957
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(State of other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)


750 NORTH COMMONS DRIVE, AURORA, ILLINOIS                     60504
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (630) 898-2500
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.                 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 20, 2005, Westell Technologies, Inc., issued a press release setting forth its financial results for the three months ending June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1. On July 21, 2005, Westell Technologies, Inc., conducted an earnings call discussing its earnings for the three months ending June 30, 2005. A transcript of the earnings call is attached hereto as Exhibit 99.2.

     The press release and transcript furnished as Exhibit 99.1 and Exhibit 99.2, respectively, contain certain non-GAAP financial measures. These non-GAAP measures are provided to enhance investors' overall understanding of the Company's current financial performance. Specifically, the Company believes the non-GAAP financial measures provide useful information to both management and investors by excluding certain items that may not be indicative of our core operating results. The Company believes these financial measures are useful to investors in understanding certain non-GAAP information used by management in its financial and operational decision-making. These measures should be considered in addition to results prepared in accordance with GAAP, and are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.


ITEM 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

99.1 Press release announcing financial results for the three months ending June 30, 2005.

99.2 Transcript of earnings call on July 21, 2005.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             WESTELL TECHNOLOGIES, INC.



Date: July 26, 2005                  By:     /s/ Nicholas C. Hindman
                                             -----------------------------------
                                                      Nicholas C. Hindman
                                                      Senior Vice President and
                                                      Chief Financial Officer



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